UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2005 (December 16, 2005)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7775	95-0740960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 16, 2005, the Company issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the pricing information for the Company’s tender offer for any and all of its outstanding $220.1 million in aggregate principal amount of 6.95% Senior Notes due 2007 (the “6.95% Notes”) pursuant to the Company’s previously announced tender offer and consent solicitation for the 6.95% Notes.

This Current Report on Form 8-K shall not constitute an offer to purchase or a solicitation of acceptance of the offer to purchase the 6.95% Notes, which may be made pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement and related Consent and Letter of Transmittal, each dated November 22, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on December 16, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005

MASSEY ENERGY COMPANY

By:	/s/ Thomas J. Dostart
Thomas J. Dostart
Vice President, General Counsel & Secretary

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INDEX OF EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release issued by the Company on December 16, 2005.